SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): December 5, 2002


                            CONCEPTS DIRECT, INC.
           _____________________________________________________
           (Exact name of registrant as specified in its charter)


     Delaware                      0-20680               52-1781893
 _________________            _________________        _____________
  (State or other             (Commission File         (IRS Employer
   jurisdiction of             Number)                  Identification
   incorporation)                                       No)

   2950 Colorful Avenue, Longmont, CO                      80504
   _______________________________________              ______________
   (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (303) 772-9171


Item 5. Other Events and Regulation FD Disclosure.

     On December 16, 2002, Concepts Direct, Inc. (the "Company") announced the repurchase of 236,850 shares of its outstanding common stock. In addition, the Company reported that Phillip A. Wiland, Chairman, Chief Executive Officer and President of the Company, had reported to the Company that, immediately after the Company's repurchase, Wiland had purchased 445,450 shares of the Company's stock on identical terms as the Company's repurchase. A copy of the press release dated December 16, 2002 announcing the foregoing is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

     On December 5, 2002, the Company announced recent sales information regarding the Company. A copy of the press release dated December 5, 2002 announcing the foregoing is filed as Exhibit 99.2 to the Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

Exhibit   Description

99.1      Concepts Direct, Inc. Press Release dated December 16, 2002 *
99.2      Concepts Direct, Inc. Press Release dated December 5, 2002 *

* Exhibit filed herewith.

                            SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONCEPTS DIRECT, INC.


Date:  December 16, 2002            /s/ Zaid H. Haddad
                                    Zaid H. Haddad
                                    Chief Financial Officer